Exhibit 10.2

[EXECUTION]

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of April 24, 2009 by and among BERRY PETROLEUM COMPANY, a Delaware corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as administrative agent (“Administrative Agent”), and the Lenders party to the Original Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 15, 2008 (as amended, supplemented, or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1.        Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.        Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

 “Amendment” means this Third Amendment to Amended and Restated Credit Agreement.

 “Credit Agreement” means the Original Credit Agreement as amended hereby.

 “Original Omnibus Certificate” means the Omnibus Certificate dated July 15, 2008 executed and delivered by officers of Borrower pursuant to the Original Credit Agreement.

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ARTICLE II.

AGREEMENTS

§ 2.1.        Definitions.

(a)            The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

 “Availability” means on any day during the Commitment Period, an amount equal to the lesser of the Aggregate Commitment or the Borrowing Base, determined for such day by deducting from such lesser amount at the end of such day, the Facility Usage.

 “Secured Obligations” means all Obligations and all Lender Hedging Obligations; provided that after the end of the Suspension Period, SG Obligations will be included in the Secured Obligations.

(b)            The following new definitions are hereby added to Section 1.1 of the Original Credit Agreement in alphabetical order to read as follows:

 “Discharge of Second Lien Obligations” has the meaning given to such term in the Second Lien Intercreditor Agreement.

 “Second Lien Intercreditor Agreement” means that certain Intercreditor Agreement dated as of April 24, 2009 among Administrative Agent, Wells Fargo Energy Capital, Inc., as administrative agent for the Term Lenders (as defined therein),  and Borrower, as from time to time supplemented, amended or restated.”

 “SG Obligations” means the Indebtedness arising under the SG Money Market Facility in an aggregate principal amount not to exceed $30,000,000, plus all interest accrued thereon and all fees, expenses and other Liabilities payable with respect thereto; provided that no loans or advances shall be made by SG under the SG Money Market Facility during the Suspension Period.

 “Suspension Period” means the period from and including April 24, 2009 until the date on which the Discharge of Second Lien Obligations has occurred.

(c)            The definition of “Impacted Lender” in Section 1.1 of the Original Credit Agreement is hereby amended to replace the reference to “the LC Issuer” in clause (b)(i) thereof with “Administrative Agent”.

§ 2.2.       Indebtedness.  Subsection (f) of Section 7.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“(f)           only after the end of the Suspension Period, SG Obligations;”

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§ 2.3.       Asset Sales.  Subsection (i) of Section 7.5 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

(i)             sales and dispositions of other property for a purchase price paid in cash or Mineral Interests in an amount at least equal to the fair market value thereof; provided that if the aggregate sales price for all such property sold during any period between any two sequential Determination Dates exceeds five percent (5%) of the Present Value of the Borrowing Base Properties, the Borrowing Base shall be reduced effective immediately upon such sale or disposition by an amount equal to the value, if any, assigned to such property in the most recently delivered Engineering Report.

§ 2.4.        Lenders Schedule.  Schedule 1 to the Credit Agreement is hereby replaced with Exhibit A attached hereto.

§ 2.5.        Borrowing Base.  Pursuant to Section 2.9(a) of the Credit Agreement, Administrative Agent and Lenders hereby notify Borrower that from the date hereof until and including the next Determination Date the Borrowing Base shall be $1,008,000,000, and by its execution hereof, Borrower accepts the foregoing Borrowing Base.

§ 2.6.        Reallocation.

(a)            Lenders hereby authorize Administrative Agent and Borrower to request Revolving Loans from the Lenders, to make prepayments of Revolving Loans and to reallocate Commitments under the Credit Agreement among Lenders in order to ensure that, upon the effectiveness of this Agreement, the Revolving Loans of the Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares and that the Commitments shall be as set forth on Schedule 1 of the Credit Agreement, as replaced hereby, and no such borrowing, prepayment or reallocation shall violate any provisions of the Credit Agreement.  Lenders hereby confirm that, from and after the effectiveness of this Agreement, all participations of Lenders in respect of Letters of Credit outstanding under the Credit Agreement pursuant to Section 2.13 of the Credit Agreement shall be based upon the Percentage Shares of Lenders (after giving effect to this Agreement).

(b)            Lenders hereby waive any requirements for minimum amounts of prepayments of Revolving Loans and ratable payments on account of the principal or interest of any Revolving Loan under the Credit Agreement to the extent such prepayment or payments are required pursuant to the Credit Agreement.  Borrower shall pay any funding indemnification amounts required by Section 3.4 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.5.

§2.6          Second Lien Intercreditor Agreement.  A new Section 9.14 is hereby added to the Original Credit Agreement immediately after Section 9.13 thereof to read as follows:

 “Section 9.14.  Second Lien Intercreditor Agreement.  Each Lender hereby irrevocably authorizes Administrative Agent to execute and, by such execution, to bind such Lender to the terms of the Second Lien Intercreditor Agreement and to take all actions (and execute all documents) required (or deemed advisable) by the Administrative Agent in accordance with the terms of the Second Lien Intercreditor Agreement, and each of the Lenders agrees to be bound by the terms of the Second Lien Intercreditor Agreement as fully as if a signatory thereto.”

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§2.7.        SG Obligations.  SG hereby agrees that during the Suspension Period, (i) it will not make any loans or advances under the SG Money Market Facility, (ii) the SG Obligations will not be part of the Secured Obligations, (iii) no SG obligations will be secured by the Collateral and (iv) SG will not be entitled to any proceeds of the Collateral.  Pursuant to Section 10.1(a) of the Original Credit Agreement, SG expressly consents to the terms of this Amendment and the Second Lien Intercreditor Agreement and authorizes Administrative Agent to enter into the Second Lien Intercreditor Agreement.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

§3.1         Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a)            Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:

(i)             this Amendment;

(ii)            a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions attached thereto previously adopted by the Board of Directors of the Borrower authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower authorized to execute and deliver Loan Documents; (iii) that the certificate of incorporation and bylaws of Borrower are in effect on the date hereof and no modifications have been made to them; and (iv) that all of the representations and warranties set forth in Article IV hereof are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date;

(iii)           the certificate of a Responsible Officer of Borrower required to be delivered pursuant to clause (h) of the definition of Permitted Second Lien Debt, which certificate relates to the Indebtedness of Borrower arising under that certain Second Lien Credit Agreement dated of even date herewith among Borrower, Wells Fargo Energy Capital, Inc., as administrative agent, and the other lenders party thereto;

(iv)           the Second Lien Intercreditor Agreement;

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(v)            evidence satisfactory to Administrative Agent that no SG Obligations remain outstanding; and

(vi)           such other supporting documents as Administrative Agent may reasonably request.

(b)            Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

§4.1          Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

(a)            The representations and warranties contained in Article V of the Original Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date.

(b)            Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

(c)            The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (a) conflict with (i) any Law, (ii) the articles of incorporation and bylaws of Borrower, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon Borrower in any material respect, or (b) result in the creation of any Lien upon any assets or properties of Borrower.  Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d)            When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(e)            The audited annual Consolidated financial statements of Borrower dated as of December 31, 2008 fairly present the Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Borrower.  Copies of such financial statements have heretofore been delivered to each Lender.  Since such date no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

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ARTICLE V.

MISCELLANEOUS

§5.1          Ratification of Agreements.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

§5.2          Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§5.3          Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§5.4          Governing Law.  This Amendment shall be governed by and construed in accordance with and governed by the laws of the State of California and the laws of the United States of America without regard to principles of conflicts of law.

§5.5          Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BERRY PETROLEUM COMPANY

By:	/s/ David D. Wolf
Name: David D. Wolf
Title: Executive Vice President and Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, Administrative Agent, LC Issuer and Lender

By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

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BNP PARIBAS, Lender

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

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SOCIÉTÉ GÉNÉRALE, Lender under the Credit Agreement and the SG Money Market Facility

By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

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JPMORGAN CHASE BANK, N.A., Lender

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Vice President

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THE ROYAL BANK OF SCOTLAND plc, Lender

By:	/s/ Lucy Walker
Name: Lucy Walker
Title: Vice President

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THE BANK OF NOVA SCOTIA, Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

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WACHOVIA BANK, N.A., Lender

By:	/s/ Paul Pritchett
Name: Paul Pritchett
Title: Vice President

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UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), Lender

By:	/s/ Timothy Brendel
Name: Timothy Brendel
Title: Vice President

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COMPASS BANK, Lender

By:	/s/ Greg Determann
Name: Greg Determann
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, Lender

By:	/s/ Justin M. Alexander
Name: Justin M. Alexander
Title: Vice President

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

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BANK OF SCOTLAND plc, Lender

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Assistant Vice President

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NATIXIS, Lender

By:	/s/ LouisP. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Director

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BANK OF OKLAHOMA N.A., Lender

By:	/s/ Michael M. Logan
Name: Michael M. Logan
Title: Senior Vice President

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RAYMOND JAMES BANK, FSB, Lender

By:	/s/ Garrett McKinnon
Name: Garrett McKinnon
Title: Senior Vice President

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GUARANTY BANK AND TRUST COMPANY, Lender

By:	/s/ Gail J. Nofsinger
Name: Gail J. Nofsinger
Title: Senior Vice President

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CITIBANK, N.A., Lender

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

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BANK OF MONTREAL, Lender

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

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CALYON NEW YORK BRANCH, Lender

By:	/s/ Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

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